             THE DIGEX, INCORPORATED 1996 EQUITY PARTICIPATION PLAN

          DIGEX, Incorporated, a Maryland corporation, has adopted the DIGEX, Incorporated 1996 Equity Participation Plan (the "Plan"), effective May 31, 1996, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below). All share totals below represent numbers of shares after the 1-for-2.5 reverse stock split of Common Stock (as defined below), which took place on October 9, 1996.

          The purposes of this Plan are as follows:

          (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS

          1.1    General.  Wherever the following terms are used in this Plan
                 -------
they shall have the meaning specified below, unless the context clearly indicates otherwise.

          1.2    Award Limit.  "Award Limit" shall mean 60,000 shares of Common
                 -----------
Stock.

          1.3    Board.  "Board" shall mean the Board of Directors of the
                 -----
Company.

          1.4    Change in Control.  "Change in Control" shall mean any of the
                 -----------------
following stockholder-approved transactions to which the Company is a party:

          (a) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company; or

          (b) any merger or consolidation immediately after which securities possessing more than fifty percent (50%) of the total voting power of the outstanding voting securities of the entity that survives the merger or consolidation are owned by persons different from those who held more than fifty percent (50%) of the total outstanding voting securities of the Company immediately prior to such merger or consolidation.

          1.5    Code.  "Code" shall mean the Internal Revenue Code of 1986, as
                 ----
amended.

          1.6    Committee.  "Committee" shall mean the Compensation Committee
                 ---------
of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section 9.1.

          1.7    Common Stock.  "Common Stock" shall mean the common stock of
                 ------------
the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

          1.8    Company.  "Company" shall mean DIGEX, Incorporated, a Maryland
                 -------
corporation.


          1.9    Deferred Stock.  "Deferred Stock" shall mean Common Stock
                 --------------
awarded under Article VII of this Plan.

          1.10   Director.  "Director" shall mean a member of the Board.
                 --------

          1.11   Dividend Equivalent.  "Dividend Equivalent" shall mean a right
                 -------------------
to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan.

          1.12   DRO.  "DRO" shall mean a "domestic relations order" as defined
                 ---
by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          1.13   Employee.  "Employee" shall mean any officer or other employee
                 --------
(as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

          1.14   Exchange Act.  "Exchange Act" shall mean the Securities
                 ------------
Exchange Act of 1934, as amended.

          1.15   Fair Market Value.    "Fair Market Value" of any Plan Share
                 -----------------
shall mean, as of any date of determination, the fair market value as determined in good faith by the Committee; provided, however, that as of any date of determination from and after an underwritten initial public offering of Common Stock pursuant to a registration statement under the Securities Act, Fair Market Value shall mean the average of the closing prices of the sales of such Common Stock as of such date on all national securities exchanges on which such securities may at the time be listed, or, if there have been no sales on any such exchange on such date, the average of the highest bid and lowest asked prices on all such exchanges at the close of business of such date, or, if on any date no such shares of Common Stock are so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any date such securities are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over the period of the 20 consecutive business days prior to the date of determination.

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

          1.16   Grantee.  "Grantee" shall mean an Employee or consultant
                 -------
granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

          1.17   Incentive Stock Option.  "Incentive Stock Option" shall mean
                 ----------------------
an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

          1.18   Independent Director.  "Independent Director" shall mean a
                 --------------------
member of the Board who is not an Employee of the Company.

          1.19   Non-Qualified Stock Option.  "Non-Qualified Stock Option"
                 --------------------------
shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.20   Option.  "Option" shall mean a stock option granted under
                 ------
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent
                        --------  -------
Directors and consultants shall be Non-Qualified Stock Options.

          1.21   Optionee.  "Optionee" shall mean an Employee, consultant or
                 --------
Independent Director granted an Option under this Plan.

          1.22   Performance Award.  "Performance Award" shall mean a cash
                 -----------------
bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

          1.23   Plan.  "Plan" shall mean this DIGEX, Incorporated 1996 Equity
                 ----
Participation Plan.

          1.24   Restricted Stock.  "Restricted Stock" shall mean Common Stock
                 ----------------
awarded under Article VI of this Plan.

          1.25   Restricted Stockholder.  "Restricted Stockholder" shall mean
                 ----------------------
an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

          1.26   Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3
                 ----------
under the Exchange Act, as such Rule may be amended from time to time.

          1.27   Stock Appreciation Right.  "Stock Appreciation Right" shall
                 ------------------------
mean a stock appreciation right granted under Article VIII of this Plan.

          1.28   Stock Payment.  "Stock Payment" shall mean (i) a payment in
                 -------------
the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or consultant in cash, awarded under Article VII of this Plan.

          1.29   Subsidiary.  "Subsidiary" shall mean any corporation in an
                 ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          1.30   Termination of Consultancy.   "Termination of Consultancy"
                 --------------------------
shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.31   Termination of Directorship.  "Termination of Directorship"
                 ---------------------------
shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, removal, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          1.32   Termination of Employment.  "Termination of Employment" shall
                 -------------------------
mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the sole discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the sole discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with
                                                 --------  -------
respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II

                             SHARES SUBJECT TO PLAN

          2.1    Shares Subject to Plan.
                 ----------------------

          (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed two million five hundred thousand four hundred eighty (2,500,480); provided however, that shares in excess of one million four hundred one thousand four hundred twenty-six (1,401,426) may only be issued to the extent of the number of shares for which options granted under the Company's Incentive Stock Option Plan and outstanding as of May 31, 1996 expire unexercised or are otherwise cancelled during the term of this Plan. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares which may be subject to Options or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit. Furthermore, to the extent required by Section 162(m) of the Code, if, after grant of a Stock Appreciation Right, the base amount on which stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Company's Common Stock, the transaction is treated as a cancellation of the Stock Appreciation Right and a grant of a new Stock Appreciation Right and both the Stock Appreciation Right deemed to be canceled and the Stock Appreciation Right deemed to be granted are counted against the Award Limit.

          2.2    Add-back of Options and Other Rights.  If any Option, or other
                 ------------------------------------
right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III

                              GRANTING OF OPTIONS

          3.1    Eligibility.  Any Employee or consultant selected by the
                 ------------
Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

          3.2    Qualification of Incentive Stock Options.  No Incentive Stock
                 ----------------------------------------
Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

          3.3    Granting of Options
                 -------------------

          (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                 (i) Select from among the Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                 (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

                 (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                 (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and
                                     -------- --------
          conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its sole discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments or other rights which have been previously granted to him or her under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

          (d)   (i)   During the term of the Plan following the Company's
initial registration of Common Stock under Section 12 of the Exchange Act, each person who is then an Independent Director automatically shall be granted (A) an Option to purchase eight thousand (8,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of his or her initial election to the Board and (B) an Option to purchase eight thousand (8,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board (such Options collectively, the "Formula Options").

                (ii) During the term of the Plan prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Board shall from time to time, in its discretion and subject to the applicable limitations of this Plan,

                (A) Select from among the Independent Directors (including Independent Directors who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                (B) Determine the number of shares to be subject to such Options; and

                (C) Determine the terms and conditions of such Options, consistent with this Plan.

                                  ARTICLE IV

                                TERMS OF OPTIONS

          4.1   Option Agreement.  Each Option shall be evidenced by a written
                ----------------
Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.2   Option Price.  The price per share of the shares subject to
                ------------
each Option shall be set by the Committee; provided, however, that such price
                                           --------  -------
shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Formula Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Formula Option is granted.

          4.3   Option Term.  The term of an Option shall be set by the
                -----------
Committee in its sole discretion; provided, however, that, (i) in the case of
                                  --------  -------
Formula Options granted to Independent Directors, the term shall be ten (10) years from the date the Formula Option is granted, subject to Section 5.7 and subject to variation or acceleration only as determined by the Board, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          4.4   Option Vesting
                --------------

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that Formula Options
                                      --------  -------
granted to Independent Directors shall become exercisable in cumulative annual installments of one third each on each of the first, second and third annual meetings of the Company's stockholders following the date of grant, without variation or acceleration hereunder except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except a Formula Option granted to an Independent Director) vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Option Agreement or by action of the Committee following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

          4.5   Consideration.  In consideration of the granting of an Option,
                -------------
the Optionee shall agree, in the written Option Agreement, to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe. Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

          5.1   Partial Exercise.  An exercisable Option may be exercised in
                ----------------
whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

          5.2   Manner of Exercise.  All or a portion of an exercisable Option
                ------------------
shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to
Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its sole discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board, (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

          5.3   Conditions to Issuance of Stock Certificates.  The Company
                --------------------------------------------
shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

          5.4   Rights as Stockholders.  The holders of Options shall not be,
                ----------------------
nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

          5.5   Ownership and Transfer Restrictions.  The Committee (or Board,
                -----------------------------------
in the case of Options granted to Independent Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

          5.6   Limitations on Exercise of Formula Options Granted to
                -----------------------------------------------------
Independent Directors.  No Formula Option granted to an Independent Director
---------------------
may be exercised to any extent by anyone after the first to occur of the following events:

          (a) the expiration of twelve (12) months from the date of the Optionee's death;

          (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (c) the expiration of thirty (30) days from the date of the Optionee's Termination of Directorship by reason of removal for cause, as determined by the Board;

          (d) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than removal for cause or the Optionee's death or his or her permanent and total disability, unless the Optionee dies within said three-month period; or

          (e) The expiration of ten years from the date the Option was granted.

                                  ARTICLE VI

                           AWARD OF RESTRICTED STOCK

          6.1   Award of Restricted Stock
                -------------------------

          (a)   The Committee may from time to time, in its sole discretion:

                (i) Select from among the Employees or consultants (including Employees or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase
                                      --------  -------
price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          6.2   Restricted Stock Agreement.  Restricted Stock shall be issued
                --------------------------
only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

          6.3   Consideration.  As consideration for the issuance of Restricted
                -------------
Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

          6.4   Rights as Stockholders.  Upon delivery of the shares of
                ----------------------
Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided,
                                                                 --------
however, that in the sole discretion of the Committee, any extraordinary
-------
distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

          6.5   Restriction.  All shares of Restricted Stock issued under this
                -----------
Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however,
                                                             --------  -------
that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

          6.6   Repurchase of Restricted Stock.  The Committee shall provide in
                ------------------------------
the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no
                           --------  -------
such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

          6.7   Escrow.  The Secretary of the Company or such other escrow
                ------
holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

          6.8   Legend.  In order to enforce the restrictions imposed upon
                ------
shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VII

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

          7.1   Performance Awards.  Any Employee or consultant selected by the
                ------------------
Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

          7.2   Dividend Equivalents.  Any Employee or consultant selected by
                --------------------
the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m), such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

          7.3   Stock Payments.  Any Employee or consultant selected by the
                --------------
Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

          7.4   Deferred Stock.  Any Employee or consultant selected by the
                --------------
Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

          7.5   Performance Award Agreement, Dividend Equivalent Agreement,
                ----------------------------------------------------------
Deferred Stock Agreement, Stock Payment Agreement.  Each Performance Award,
-------------------------------------------------
Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

          7.6   Term.  The term of a Performance Award, Dividend Equivalent,
                ----
award of Deferred Stock and/or Stock Payment shall be set by the Committee in its sole discretion.

          7.7   Exercise Upon Termination of Employment.  A Performance Award,
                ---------------------------------------
Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

          7.8   Payment on Exercise.  Payment of the amount determined under
                -------------------
Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this
Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

          7.9   Consideration.  In consideration of the granting of a
                -------------
Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                 ARTICLE VIII

                           STOCK APPRECIATION RIGHTS

          8.1   Grant of Stock Appreciation Rights.  A Stock Appreciation Right
                ----------------------------------
may be granted to any Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its sole discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its sole discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised

Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him or her under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          8.2   Coupled Stock Appreciation Rights
                ---------------------------------

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

          8.3   Independent Stock Appreciation Rights
                -------------------------------------

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

          8.4   Payment and Limitations on Exercise
                -----------------------------------

          (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock

Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

          (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

          8.5   Consideration.  In consideration of the granting of a Stock
                -------------
Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company or the Subsidiary shall from time to time prescribe. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE IX

                                 ADMINISTRATION

          9.1   Compensation Committee.  Prior to the Company's initial
                ----------------------
registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the Board (or any committee or subcommittee thereof). Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom, if the Board in its sole discretion so provides, is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          9.2   Duties and Powers of Committee.  It shall be the duty of the
                ------------------------------
Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

          9.3   Majority Rule; Unanimous Written Consent.  The Committee shall
                ----------------------------------------
act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          9.4   Compensation; Professional Assistance; Good Faith Actions.
                ---------------------------------------------------------
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

          10.1  Not Transferable.
                ----------------

          (a) Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than (i) a transfer made in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which, a partnership (general or limited) the partners of which, or a limited liability company the members of which, may include only the Grantee, Optionee or Restricted Stockholder his or her spouse or his or her lineal descendants by blood or adoption; provided that such transfer is made expressly subject to this Plan and that the transferee agrees in writing to be bound by the terms and conditions of this Plan as if such transferee were the Optionee, Restricted Stockholder or Grantee; (ii) by will or the laws of descent and distribution; or
(iii) pursuant to a DRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b) During the lifetime of the Optionee or Grantee, only he or she may exercise an Option or other right or award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to the provisions of this Section 10.1. After the death of the Optionee or Grantee or permitted transferee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement or other agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased's will or under the then applicable laws of descent and distribution.

          10.2  Amendment, Suspension or Termination of this Plan.  Except as
                -------------------------------------------------
otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

          10.3  Changes in Common Stock or Assets of the Company , Acquisition
                --------------------------------------------------------------
or Liquidation of the Company and Other Corporate Events.
--------------------------------------------------------

          (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Change in Control), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights,

          Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

                (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

          (b) Subject to Section 10.3(d), in the event of any Change in Control or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

                (ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option or right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment, Restricted Stock or Deferred Stock;

                (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Award, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, rights and awards, and Options, rights and awards which may be granted in the future.

          (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Incentive Stock Options and Options and Stock Appreciation Rights intended to qualify as performance-based compensation under
Section 162(m), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

          10.4  Approval of Plan by Stockholders.  This Plan will be submitted
                --------------------------------
for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

          10.5  Tax Withholding.  The Company shall be entitled to require
                ---------------
payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

          10.6  Loans.  The Committee may, in its sole discretion, extend one
                -----
or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

          10.7  Forfeiture Provisions.  Pursuant to its general authority to
                ---------------------
determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

          10.8  Limitations Applicable to Section 16 Persons  and Performance-
                -------------------------------------------------------------
Based Compensation.  Notwithstanding any other provision of this Plan, this
------------------
Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

          10.9  Effect of Plan Upon Options and Compensation Plans.  The
                --------------------------------------------------
adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

          10.10 Compliance with Laws.  This Plan, the granting and vesting of
                --------------------
Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          10.11 Titles.  Titles are provided herein for convenience only and
                ------
are not to serve as a basis for interpretation or construction of this Plan.

          10.12 Governing Law.  This Plan and any agreements hereunder shall be
                -------------
administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

                                    *  *  *

          I hereby certify that the foregoing Plan was duly adopted by the Board
of Directors of DIGEX, Incorporated on                 , 1996.
                                       ------------ ---

          I hereby certify that the foregoing Plan was duly approved by the
stockholders of DIGEX, Incorporated on               , 1996.
                                       ---------- ---


          Executed on this      day of                , 199 .
                           ----        ---------------     -


                                       ----------------------------------------
                                                        Secretary